Exhibit 10.3

SECOND SUPPLEMENTAL INDENTURE

dated as of March 1, 2010

among

SEAGATE TECHNOLOGY INTERNATIONAL,

SEAGATE TECHNOLOGY PLC

and

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Trustee

10.00% Senior Secured Second-Priority Notes due 2014

THIS SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), entered into as of March 1, 2010, among SEAGATE TECHNOLOGY INTERNATIONAL, an exempted limited liability company organized under the laws of the Cayman Islands (the “Issuer”), SEAGATE TECHNOLOGY PLC, a public limited company incorporated under the laws of Ireland (the “Undersigned”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Issuer, the Guarantors party thereto and the Trustee entered into the Indenture, dated as of May 1, 2009 (the “Indenture”), relating to the Issuer’s 10.00% Senior Secured Second-Priority Notes due 2014 (the “Notes”);

WHEREAS, Seagate HDD Cayman, an exempted limited liability company incorporated under the laws of the Cayman Islands (“New Cayco”), became a Guarantor under the Indenture pursuant to a supplemental indenture, dated as of the date hereof (the “First Supplemental Indenture”), among the Issuer, New Cayco and the Trustee;

WHEREAS, as a condition to the Trustee entering into the Indenture and the purchase of the Notes by the Holders, the Issuer agreed pursuant to the Indenture to cause certain entities to provide Guaranties in certain circumstances.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Second Supplemental Indenture hereby agree as follows:

Section 1.  Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 2.  The Undersigned, by its execution of this Second Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article 10 thereof.

Section 3.  This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 4.  This Second Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

Section 5.  This Second Supplemental Indenture is an amendment supplemental to the Indenture and the First Supplemental Indenture, and the Indenture, the First Supplemental Indenture and this Second Supplemental Indenture will henceforth be read together.

Section 6.  The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.

SEAGATE TECHNOLOGY INTERNATIONAL, as Issuer

By:	/s/ Kenneth M. Massaroni
Name: Kenneth M. Massaroni
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Maddy Hall
Name: Maddy Hall
Title: Vice President

[Signature Page to Second Supplemental Indenture]

GIVEN under the Common Seal of
SEAGATE TECHNOLOGY PLC
as a Guarantor

in the presence of:

/s/ Kenneth M. Massaroni
KENNETH M. MASSARONI
DIRECTOR

/s/ Patrick J. O’Malley III
PATRICK J. O’MALLEY III
DIRECTOR

Witness signature:	/s/ Demetrios N. Mavrikis
Name: Demetrios N. Mavrikis
Address: 920 Disc Dr, Scotts Valley, CA 95066
Occupation: Executive Assistant

[Signature Page to Second Supplemental Indenture]